SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 22, 2001

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-6686                 13-1024020
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(State or Other Jurisdiction     (Commission File           (IRS Employer
      of Incorporation)               Number)            Identification No.)

  1271 Avenue of the Americas, New York, New York               10020
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      (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On June 22, 2001, The Interpublic Group of Companies, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of business acquired: Not applicable.

(b)  Pro forma financial information: Not applicable.

(c) Exhibit 99.1: Press Release of The Interpublic Group of Companies, Inc., dated June 22, 2001, announcing the completion of the acquisition of True North Communications in a pooling of interests transaction.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE INTERPUBLIC GROUP OF
                                                COMPANIES, INC.


Date: June 26, 2001                        By: /s/ Nicholas J. Camera
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                                               Nicholas J. Camera
                                               SENIOR VICE PRESIDENT,
                                               GENERAL COUNSEL AND SECRETARY